Summary Prospectus July 31, 2010

Virtus Mid-Cap Value Fund

A: FMIVX	C: FMICX	I: PIMVX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information (SAI), annual report and other information about the fund online at http://www.virtus.com/individuals/forms/prospectuses.aspx?type=individual.

You can also get this information at no cost by calling 800-243-1574 or by sending an e-mail to: virtus.investment.partners@virtus.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary.

The fund’s prospectus and SAI, both dated July 31, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective

The fund has an investment objective of long-term growth of capital.

Fees and Expenses

The tables below illustrate all fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and under “Sales Charges” on page 74 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 47 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None		None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%	(a)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A		Class C		Class I
Management Fees		0.75%		0.75%		0.75%
Distribution and Shareholder Servicing (12b-1) Fees		0.25%		1.00%		None
Other Expenses:
Acquired Fund Fees and Expenses(b)	0.01%		0.01%		0.01%
Remainder of Other Expenses(c)	0.55%		0.55%		0.55%
Total Other Expenses		0.56%		0.56%		0.56%
Total Annual Fund Operating Expenses		1.56%		2.31%		1.31%

(a)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.

(c)	Restated to reflect current expenses.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$725	$1,039	$1,376	$2,325
Class C	Sold	$334	$721	$1,235	$2,646
	Held	$234	$721	$1,235	$2,646
Class I	Sold or Held	$133	$415	$718	$1,579

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

Using a contrarian investment approach, the subadviser searches for successful business segments buried in distressed or restructuring companies. The subadviser targets established companies that, based on independent research, offer promising future growth prospects. Extensive valuation and security analysis provides the basis for construction of a concentrated portfolio designed to have low turnover.

Under normal circumstances, the fund invests at least 80% of its assets in securities of mid-capitalization companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell Midcap® Index. Because mid-capitalization companies are defined by reference to an index, the market capitalization of companies in which the fund invests may vary with market conditions. As of March 31, 2010, the market capitalization range of companies included in the Russell Midcap® Index was $222.8 million to $18 billion.

Principal Risks

The fund may not achieve its objectives, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease. The principal risks of investing in the fund are those associated with:

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Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the fund invests will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods.

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Market Volatility Risk. The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

>	Medium Company Risk. The risk that the fund’s investments in medium-sized companies will be more volatile than investments in larger companies.

>	Value Stocks Risk. The risk that the fund will underperform when value investing is out of favor or that the fund’s investments will not appreciate in value as anticipated.

For a more detailed description of the above risks, see “More Information About Risks Related to Principal Investment Strategies” in the fund’s statutory prospectus.

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. Updated performance information is available at www.virtus.com or by calling 800-243-1574.

Calendar year total returns for Class A Shares (includes returns of a predecessor fund)

Returns do not reflect sales charges and would be lower if they did.

Best Quarter: Q2/2009: 24.10%	Worst Quarter: Q4/2008: -27.12%	Year-to-date (6/30/2010): -2.95%

Average Annual Total Returns (for the periods ended 12/31/09; includes returns of a predecessor fund)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

				Since Inception
	1 Year	5 Years	10 Years	Class C (10/22/2004)	Class I (3/10/2008)
Class A Shares
Return Before Taxes	26.69%	0.23%	8.70%	—	—
Return After Taxes on Distributions	26.52%	-0.08%	8.49%	—	—
Return After Taxes on Distributions and Sale of Fund Shares	17.50%	0.19%	7.70%	—	—
Class C Shares
Return Before Taxes	33.45%	0.67%	—	2.30%	—
Class I Shares
Return Before Taxes	34.77%	—	—	—	-3.94%
Russell Midcap® Index	40.48%	2.43%	4.98%	4.98%	-2.83%
Russell Midcap® Value Index	34.21%	1.98%	7.58%	4.57%	-3.39%

The Russell Midcap® Index is a market capitalization-weighted index of medium-capitalization stocks of U.S. companies. The Russell Midcap® Value Index is a market capitalization-weighted index of medium-capitalization, value-oriented stocks of U.S. companies. The indexes are calculated on a total-return basis with dividends reinvested.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Management

The fund’s investment adviser is Virtus Investment Advisers, Inc.

The fund’s subadviser is Sasco Capital Inc. (“Sasco”).

>	Bruce Bottomley, Managing Director of Sasco, is a manager of the fund. Mr. Bottomley has been Co-Portfolio Manager since 1997.

>	Mark Helderman, Managing Director of Sasco, is a manager of the fund. Mr. Helderman has been Co-Portfolio Manager of the fund since 2004.

>	Daniel Leary, Managing Director of Sasco, is a manager of the fund. Mr. Leary has been Co-Portfolio Manager of the fund since 1997.

c/o State Street Bank and Trust Company

P.O. Box 8301

Boston, MA 02266-8301

8439	7-10

Purchase and Sale of Fund Shares

Purchase Minimums (except Class I Shares)
Minimum Initial Purchase	$500
Individual Retirement Accounts (IRAs), systematic purchase or systematic exchange accounts	$25
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum
Minimum Additional Purchase	$25
Defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans	No minimum

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

In general, you can buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.

Taxes

The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.